Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 27, 2017 (this “Agreement”), by and among IMPAX LABORATORIES, INC. (the “Borrower”), Royal Bank of Canada (“Royal Bank”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each Lender party hereto.
PRELIMINARY STATEMENTS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of August 4, 2015 and as amended and restated as of August 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto;
WHEREAS, the Borrower has requested certain modifications to the Credit Agreement as more particularly set forth herein; and
WHEREAS, Section 11.01 of the Credit Agreement provides that the Credit Agreement may be amended by the Borrower and the Required Lenders;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.    Amendment of Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below) and subject to the satisfaction of the applicable conditions precedent set forth in Section 2 of this Agreement, hereby amended as follows:

(a)    The following definitions shall be added to Section 1.01 of the Credit Agreement in their correct alphabetical order:

“Consolidated Interest Charges” means, with respect to any Person (on a consolidated basis) for any Test Period, the sum of: (1) cash interest expense (less cash interest income) for such period plus (2) all cash dividend payments on any series of Disqualified Equity Interests made during such period.
“Interest Coverage Ratio” means, with respect to any Test Period, the ratio of (1) Consolidated Adjusted EBITDA of the Borrower for such Test Period to (2) Consolidated Interest Charges of the Borrower for such Test Period.
(b)    The definition of “Fixed Incremental Amount” in Section 1.01 of the Credit Agreement shall be amended to (i) replace “$200,000,000” with “$100,000,000” and (ii) add the following proviso at the end thereof: “; provided that any Indebtedness incurred in reliance on the Fixed Incremental Amount shall be unsecured Indebtedness”.

(c)    Clause (x) of the definition of “Ratio Amount” in Section 1.01 of the Credit Agreement shall be amended to replace the reference to “2.50 to 1.00” therein with “2.25 to 1.00”.

(d)    Section 1.08 of the Credit Agreement shall be amended as follows:

(i)    The phrase “Consolidated Interest Charges, the Interest Coverage Ratio,” shall be added immediately following each reference to “TTM Consolidated Adjusted EBITDA” therein

(ii)    The proviso to Section 1.08(1) of the Credit Agreement shall be amended to replace the phrase “the Total Net Leverage Ratio” therein with “the Senior Secured Net Leverage Ratio or the Interest Coverage Ratio”.

(iii)    Section 1.08(4) of the Credit Agreement shall be amended to add the following at the end thereof: “and the Interest Coverage Ratio shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the first day of the applicable

Test Period; provided that if such Indebtedness has a floating or formula rate, then such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this clause determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination”.

(e)    Clause (a) of the proviso to Section 7.01(32) of the Credit Agreement shall be amended to replace the reference to “2.50 to 1.00” therein with “2.25 to 1.00”.

(f)    Section 8.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

SECTION 8.01 Financial Covenants.
(a)    Senior Secured Net Leverage Ratio. The Borrower will not permit the Senior Secured Net Leverage Ratio on the last day of each Test Period to be greater than 2.50:1.00.
(b)    Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio on the last day of each Test Period to be less than 3.00:1.00.
(g)    Section 8.02 of the Credit Agreement shall be amended to replace the reference to “the Total Net Leverage Ratio” therein with “the Senior Secured Net Leverage Ratio or the Interest Coverage Ratio”.

(h)    References in the Credit Agreement and the other Loan Documents to “the financial covenant under Section 8.01 of the Credit Agreement” or words or phrases of similar import shall be deemed to refer to the financial covenants under Section 8.01 of the Credit Agreement after giving effect to this Agreement.

(i)    (i) Paragraph 1 of Exhibit C to the Credit Agreement shall be amended to replace the reference to “the Total Net Leverage Ratio” therein with “the Senior Secured Net Leverage Ratio and the Interest Coverage Ratio” and (ii) Part 3 of Schedule 1 to Exhibit C to the Credit Agreement shall be amended and restated as follows:

3.	(I) Senior Secured Net Leverage Ratio
	(a) Consolidated Secured Net Debt	___________________
	(b) Consolidated Adjusted EBITDA	___________________
	Senior Secured Net Leverage Ratio	___________________
(the ratio of clause (a) to clause (b):
	Required Senior Secured Net Leverage Ratio	2.50 to 1.00
	Compliant:	[Yes] / [No]
(II) Interest Coverage Ratio
	(a) Consolidated Adjusted EBITDA	___________________
	(b) Consolidated Interest Charges	___________________
	Interest Coverage Ratio	___________________
(the ratio of clause (a) to clause (b):
	Required Interest Coverage Ratio	3.00 to 1.00
	Compliant:	[Yes] / [No]

SECTION 2.    Conditions to Effectiveness. This Agreement shall become effective on the first date (the “Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived) in accordance with the terms herein:

(a)    this Agreement shall have been executed and delivered by the Borrower, Lenders under the Credit Agreement representing the Required Lenders and the Administrative Agent;

(b)    as of the Effective Date, immediately before and after giving effect to this Agreement, (i) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of such date; provided, that to the

2

extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (ii) no Default or Event of Default shall have occurred and be continuing on such date or would result after giving effect to this Agreement;

(c)    the Administrative Agent shall have received a certificate dated as of the Effective Date and executed by a Responsible Officer of the Borrower as to the matters set forth in Section 2(b) above; and

(d)    the Borrower shall have paid in full in cash to the Administrative Agent: (i) for the account of each Lender that has returned an executed signature page to this Agreement to the Administrative Agent at or prior to 5:00 p.m. (New York City time) on March 24, 2017, consent fees in the amount equal to 0.125% of such Lender’s Loans and Commitments (without duplication); and (ii) for the account of Royal Bank, in its respective capacities as Administrative Agent and Lead Arranger, all fees and expenses required to be paid to it on the Effective Date, in the case of expenses and legal fees to the extent invoiced in reasonable detail at least two (2) Business Days before the Effective Date (except as otherwise reasonably agreed by the Borrower).

SECTION 3.    Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 11.04 of the Credit Agreement to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement.

SECTION 4.    Reaffirmation of the Loan Parties. The Borrower, on its own behalf and on behalf of each other Loan Party, hereby consents to the amendments to the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which each Loan Party is a party is, and the obligations of each such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, the Borrower, on its own behalf and on behalf of each other Loan Party, hereby confirms that the existing security interests granted by each Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

SECTION 5.    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 11.01 of the Credit Agreement.

SECTION 6.    Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Agreement and that this Agreement is a Loan Document. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

SECTION 7.    GOVERNING LAW. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. SECTIONS 11.15 AND 11.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 8.    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, to the fullest extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity

3

of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions

SECTION 9.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

4

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

IMPAX LABORATORIES, INC.
by	/s/ Bryan M. Reasons
Name: Bryan M. Reasons
Title: Chief Financial Officer

ROYAL BANK OF CANADA, as Administrative Agent,
By:	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

Royal Bank of Canada, as a Lender
By:	/s/ Amy S. Promaine
Name: Amy S. Promaine
Title: Authorized Signatory

Bank of America, N.A., as a Lender
By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Cristopher Day
Name: Christopher Day
Title: Authorized Signatory
By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

HEALTHCARE FINANCIAL SOLUTIONS, LLC, as a Lender
By:	/s/ R. Hanes Whiteley
Name: R. Hanes Whiteley
Title: Authorized Signatory

TD Bank, N.A., as a Lender
By:	/s/ Shivani Agarwal
Name: Shivani Agarwal
Title: Senior Vice President

DNB Capital LLC, as a Lender
By:	/s/ Caroline Adams
Name: Caroline Adams
Title: First Vice President
By:	/s/ Kristi Birkeland Sorensen
Name: Kristi Birkeland Sorensen
Title:Senior Vice President, Head of Corporate Banking

Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Bank of the West, as a Lender
By:	/s/ Harry Yergey
Name: Harry Yergey
Title: Managing Director
By:	/s/ Michael Weinert
Name: Michael Weinert
Title: Director

Adams Mill CLO Ltd., as a Lender By Shenkman Capital Management, Inc., as Collateral Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

AEGIS Electric and Gas International Services, Ltd., as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Associated Electric & Gas Insurance Services Limited, as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Brookside Mill CLO Ltd., as a Lender By: Shenkman Capital Management, Inc., as Collateral Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Christian Super, as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Credos Floating Rate Fund LP, as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

GuideStone Funds Flexible Income Fund, as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Health Employees Superannuation Trust Australia, as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Highmark Inc., as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Jackson Mill CLO Ltd., as a Lender By Shenkman Capital Management, Inc., as Portfolio Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Jefferson Mill CLO, Ltd., as a Lender By Shenkman Capital Management, Inc., as Collateral Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Providence Health & Services Investment Trust (Bank Loans Portfolio), as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Sudbury Mill CLO, Ltd., as a Lender By Shenkman Capital Management, Inc., as Collateral Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Virginia College Savings Plan, as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

Washington Mill CLO Ltd., as a Lender By Shenkman Capital Management, Inc., as Collateral Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

WM Pool - Fixed Interest Trust No. 7, as a Lender By SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager
By:	/s/ Justin Slatky
Name: Justin Slatky
Title: CO-CIO

MUFG Union Bank, N.A., as a Lender
By:	/s/ Jaime Johnson
Name: Jaime Johnson
Title: Director

BMO Harris Bank, N.A., as a Lender
By:	/s/ Eric Oppenheimer
Name: Eric Oppenheimer
Title: Managing Director

Barclays Bank PLC, as a Lender
By:	/s/ Graeme Palmer
Name: Graeme Palmer
Title: Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director
By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

Fifth Third Bank, as a Lender
By:	/s/ Thomas Avery
Name: Thomas Avery
Title: Vice President

Citizens Bank, N.A., as a Lender
By:	/s/ Christopher J. DeLauro
Name: Christopher J. DeLauro
Title: Vice President

Flagstar Bank, FSB, as a Lender
By:	/s/ Elizabeth K. Hausman
Name: Elizabeth K. Hausman
Title: First Vice President

PNC BANK N.A., as a Lender
By:	/s/ Sharon Landgraf
Name: Sharon Landgraf
Title: Senior Vice President

Comerica Bank, as a Lender
By:	/s/ Mark C. Skrzynski Jr.
Name: Mark C. Skrzynski Jr.
Title: Vice President